UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K

                            CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) May 5, 2006


                         Seaboard Corporation
        (Exact name of registrant as specified in its charter)


      Delaware                       1-3390                 04-2260388
(State or other jurisdiction of   (Commission           (I.R.S. Employer
incorporation or organization)    File Number)          Identification No.)


9000 W. 67th Street, Shawnee Mission, Kansas                66202
  (Address of principal executive offices)               (Zip Code)


 (Registrant's telephone number, including area code)    (913) 676-8800


                            Not Applicable
    (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On May 5, 2006, Registrant issued a press release announcing earnings for the quarter ended April 1, 2006. The full text of this press release is included as exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 2.02 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 2.02 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

     Registrant hereby furnishes the following exhibit pursuant to Item
     2.02:

     99.1 Press release of Seaboard Corporation dated May 5, 2006 announcing earnings for the quarter ended April 1, 2006.

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           DATE:  May 5, 2006

                           Seaboard Corporation

                           by: /s/ Robert L. Steer
                               Robert L. Steer, Senior Vice President,
                               Treasurer and Chief Financial Officer